EXHIBIT 99.2
                                                                    ------------

MAF BANCORP, INC.

PAYING A HIGHER RATE OF ATTENTION

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Forward-Looking Information

Statements contained in this news release that are not historical facts constitute forward-looking statements (within the meaning of Section 27 of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934), which involve significant risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "plan," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain and actual results may differ from those predicted. The Company undertakes no obligation to update these forward-looking statements in the future. Factors which could have a material adverse effect on the operations and could affect the outlook or future prospects of the Company and its subsidiaries include, but are not limited to, unanticipated changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the Company's or Mid Town Bancorp's loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in the Company's market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, higher than anticipated costs, or lower than anticipated revenues, associated with the Mid Town Bancorp acquisition or the possible short-term dilutive effect of other potential acquisitions, if any, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

With respect to the proposed acquisition of Mid Town Bancorp, Inc., the following is included to meet certain legal requirements.

The Company will be filing a proxy statement/prospectus and other documents regarding the proposed transaction with Mid Town Bancorp, Inc. with the Securities and Exchange Commission. Mid Town shareholders are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information about the Company and Mid Town Bancorp, Inc., and the proposed transaction. When available, copies of this proxy statement/prospectus will be mailed to Mid Town shareholders, and it and other documents filed by the Company with the SEC may be obtained free of charge at the SEC's web site at http://www.sec.gov, or by directing a request to the Company at 55th Street & Holmes Avenue, Clarendon Hills, IL 60514.

                                       [MAF BANCORP, INC. LOGO APPEARS HERE]

MAF Bancorp, Inc.

o        Largest Chicago-based thrift

o        9th largest deposit market share in Chicago area

o        27 branch offices; average branch size of $115 million

o        154,800 households served

o        $5.2 billion in assets

o        $3.1 billion in deposits

o        7.6% equity to assets ratio

o        Market capitalization of $691 million

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Mid Town Bancorp Acquisition

o        Announced on July 5, 2001

o        $69 million transaction

o        80% cash/20% stock

o        Accretion:  1% in 2002; 2% in 2003

         (with goodwill amortization expense)

o        4 Branch locations on Chicago's north side

o        Projected 4th Qtr 2001 Closing

o        Projected Feb. 2002 Data Processing Conversion

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[MAP OF MAF BANCORP, INC.'S MARKET AREA APPEARS HERE]

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Earnings Per Share by Year

o        15% Compounded Annual 3-Year Growth Rate

      $1.59             $1.65            $2.07             $2.40
      -----             -----            -----             -----
       1997              1998             1999              2000

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Quarterly EPS (1990 - 2001)

       DATE               EPS             DATE               EPS
       ----               ---             ----               ---
       3/90              $.07             3/96              $.33
       6/90               .15             6/96               .31
       9/90               .13             9/96               .35
      12/90               .02             12/96              .37
       3/91               .15             3/97               .38
       6/91               .07             6/97               .42
       9/91               .17             9/97               .39
      12/91               .15             12/97              .39
       3/92               .17             3/98               .39
       6/92               .18             6/98               .42
       9/92               .22             9/98               .42
      12/92               .23             12/98              .43
       3/93               .28             3/99               .46
       6/93               .24             6/99               .53
       9/93               .25             9/99               .52
      12/93               .27             12/99              .56
       3/94               .26             3/00               .55
       6/94               .19             6/00               .58
       9/94               .22             9/00               .60
      12/94               .34             12/00              .57
       3/95               .25             3/01               .60
       6/95               .33             6/01               .60
       9/95               .32
      12/95               .31

                    (Excludes extraordinary or special items)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Return on Average Equity

      14.7%             13.9%             15.0%            15.6%        14.3%
     -----             -----             -----            -----         ----
     12/97             12/98             12/99            12/00         6/01
                                                                    (Six Months)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Assets (Billions)

      $3.23         $3.46          $4.12          $4.66        $5.20       $5.23
      -----         -----          -----          -----        -----       -----
      12/96         12/97          12/98          12/99        12/00        6/01
                                  [ARROW]
                              WestCo Bancorp
                                Acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loans Receivable

(Millions)

     $2,707           $3,319          $3,885           $4,328           $4,214
     ------           ------          ------           ------           ------
      12/97            12/98           12/99            12/00             6/01
                      [ARROW]
                   Westco Bancorp
                     Acquisition

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Total Deposits

(Millions)

 $2,699     $2,757     $2,877      $2,906       $2,974      $3,067      $3,125
 ------     ------     ------      ------       ------      ------      ------
  12/99       3/00       6/00        9/00        12/00        3/01        6/01

                                  Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Net Interest Margin

      2.75%          2.67%          2.59%           2.66%            2.56%
      ----           ----          -----            ----             ----
      6/00           9/00          12/00            3/01             6/01

                                  Quarter Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Expense to Average Assets

       1.65%            1.65%            1.58%            1.48%       1.55%
      -----            -----            -----            -----        ----
      12/97            12/98            12/99            12/00        6/01
                                                                   (Six Months)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Efficiency Ratio

   47.1%            48.5%            45.2%            44.6%            47.8%
  -----            -----            -----            -----             ----
  12/97            12/98            12/99            12/00             6/01
                                                                    (Six Months)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Number of Checking Accounts

o        12% Annual Growth Rate Since December 1997

     81,819           90,281          102,572          115,421         122,629
     ------           ------          -------          -------         -------
      12/97            12/98            12/99            12/00            6/01

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Deposit Account Service Charges (Millions)

o        22% Annual Growth Rate (12/96 - 12/00)

   $5.7         $7.2          $8.6        $10.2          $12.7          $7.5
  -----        -----         -----        -----          -----          ----
  12/96        12/97         12/98        12/99          12/00          6/01
                                                                    (Six Months)
                                   Year Ended

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Composition of Deposits - 6/30/01

CDs                        55%
Passbook                   25%
Money Market                8%
Checking                   12%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Non-Interest Income Sources

o        $37.4 Million for the Year Ended 12/31/00

Composition for 2000
Deposit Account Fees                       34%
Mortgage Banking                           19%
Real Estate Development                    25%
Brokerage Fees                              6%
         Other                             16%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

EPS & Stock Price Performance

                                                 COMPOUNDED ANNUAL
PERIOD ENDED                    EARNINGS PER DILUTED             TOTAL RETURN ON
JUNE 30, 2001                   SHARE GROWTH RATE                MAFB STOCK

One Year                               12.2%                          71.6%
Three Year                             16.0%                           9.9%
Five Year                              15.1%                          24.7%
Ten Year                               20.6%                          33.2%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

MAF Bancorp, Inc.

Paying a Higher Rate of Attention

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Home Mortgage Loans

o        Primary Customer Contact Point

o        Cross Selling Opportunities

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations / Loan Sales

(Millions)

Loan Origination
----------------

    $1,754           $1,711           $1,484          $1,209
    ------           ------           ------          ------
      1998             1999             2000            6/01
                                                    (Six Months)
Loan Sales
----------

      $438             $403             $336             $500
      ----             ----             ----             ----
      1998             1999             2000             6/01
                                                      (Six Months)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Home Equity Loans (Millions)

o        19% Annual Growth Rate (12/97 - 6/01)

       $123             $134             $147             $210            $227
      -----            -----            -----            -----            ----
      12/97            12/98            12/99            12/00            6/01

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Home Mortgage Lending -

Revenue Opportunities

o        Mortgage Banking Revenues

o        Mortgage Insurance Revenues

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Mortgage Banking Operation

o        Calendar 2000

         o        $1.1 million gain on sale of loans

         o        $1.7 million loan servicing fees

         o        $4.4 million gain on sale of servicing rights

o        Six Months Ended June 30, 2001

         o        $2.6 million gain on sale of loans

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Mortgage Loans Serviced for Others

o        Loan Servicing Portfolio of $1.1 billion

o        Current Book Value - $8.4 million

o        Current Market Value - $16 million

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Ancillary Income

o        Risk/Reward Sharing with Mortgage Insurance Companies

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Originations (Millions)

o        Multi-Family, Commercial, Construction & Land

        $63              $81             $105             $119
      -----            -----            -----            -----
      12/97            12/98            12/99            12/00

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Mid America Bank

Business Banking Division

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Credit Quality - 6/30/01

o        Non-Performing Assets to Total Assets - .34%

o        Allowance for Loan Losses - $18 million

o        Reserves to Non-Performing Loans - 110%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

[PIE CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

Loan Portfolio Composition

o        June 30, 2001 - $4.2 Billion

1-4 Family Residential                   87.7%
Multi-Family Residential                  3.9%
Commercial                                1.3%
Construction & Land                       1.6%
Consumer & Other                          5.5%

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Lending Operation -

Emphasis on Technology

o        Laptop Computers - Marketing Advantages and Processing Efficiencies

o        On-Line Appraisals - Direct Transmission to Underwriting Department

o        Decision Maker - Point of Sale Approval with Automated Underwriting

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Internet

o        Developing Automated Underwriting Approvals on Mid America's web site

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Real Estate Development Operations

o        Single-Family Residential Real Estate Development

o        27 years of Operation

o        All Developments in Mid America's Local Market Area

o        Over 5,700 Lots Sold in 22 Subdivisions Since 1974

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

BAR CHART

Income from Real Estate Operations

(Millions)

     $6.9            $4.5             $9.6            $9.5             $4.7
    -----           -----            -----           -----             ----
    12/97           12/98            12/99           12/00             6/01
                                                                    (Six Months)

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

Company Highlights

o        Growing franchise in attractive markets

o        Solid earnings growth history

o        Strong loan origination ability and cross-selling opportunities

o        Excellent loan quality

o        Multiple non-interest income sources

o        Progressive use of technology

                      [MAF BANCORP, INC. LOGO APPEARS HERE]

MAF Bancorp, Inc.

Paying a Higher Rate of Attention

                      [MAF BANCORP, INC. LOGO APPEARS HERE]